SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 19, 2007

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)

              DELAWARE                           (0-19410)
     (State or Other Jurisdiction          (Commission File Number)
         of Incorporation)

                   70 Walnut Street, Wellesley Hills, MA 02481
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (781) 239-7502

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing
               Rule or Standard; Transfer of Listing

               Point Therapeutics, Inc. (the "Company") announced today that they received an additional notice of non-compliance on November 13, 2007 from the staff of the Listing Qualifications Department of The NASDAQ Stock Market (the "Staff"). Based upon a review of the Company's Form 10-Q for the quarter ended September 30, 2007, the Staff determined that the Company no longer satisfies the NASDAQ stockholders' equity requirement for continued listing of $2.5 million, as set forth in Marketplace Rule 4310(c)(3). The Company has been afforded the opportunity to present its views with respect to this additional deficiency to the NASDAQ Listing Qualifications Panel.

               A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits.

               (c) Exhibits.

               99.1 - Press release issued by Point dated November 19, 2007.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POINT THERAPEUTICS, INC.

November 19, 2007                   By:   Richard N. Small
                                          --------------------------------------
                                          Name:  Richard N. Small
                                          Title: Treasurer


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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit           Description
-------           ---------------
99.1              Press release issued on November 19, 2007.